UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders To Be Held on May 17, 2013

Annual Meeting of Stockholders to be held on:
Friday, May 17, 2013 - 10:00 a.m. E.T.
Delmarva Power Conference Center, 4100 South Wakefield Drive
Newark, Delaware 19702

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you to receive a copy. To facilitate timely delivery please make the request as instructed below before May 3, 2013.

TO VIEW PROXY MATERIALS ONLINE:	Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700, where the following materials are available for viewing:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Proxy Card
• 2012 Annual Report to Stockholders
• Directions on attending the Annual Meeting and voting in person

TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To view the proxy materials and to access your online proxy card, please visit
www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at
www.voteproxy.com up until 5:00 p.m. Eastern Time the day before the meeting date.
                                                             - OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll-free number to call.
                                                             - OR -
MAIL: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR
ELECTRONIC PROXY MATERIALS."
                                                             - OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1:			THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2:
1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.		2.	A proposal to approve, on an advisory basis, the Company's executive compensation.
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:
	NOMINEES:	Jack B. Dunn, IV	3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.
		H. Russell Frisby, Jr.
		Terence C. Golden
		Patrick T. Harker	4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
		Frank O. Heintz
		Barbara J. Krumsiek
		George F. MacCormack
		Lawrence C. Nussdorf
		Patricia A. Oelrich
		Joseph M. Rigby
		Frank K. Ross
		Pauline A. Schneider
		Lester P. Silverman

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700

Attendance at the meeting is limited to stockholders and their legal proxies.

ADMISSION TICKET - Bring this with you to the meeting.

As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages will not be permitted in the meeting room.
In order to be admitted to the meeting, you must present a valid form of government-issued photo identification, such as a driver's license, that matches your name on this admission ticket.

Pepco Holdings, Inc.	Delmarva Power Conference Center
2013 Annual Meeting	4100 South Wakefield Drive
Newark, Delaware 19702
May 17, 2013 at 10:00 a.m.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 17, 2013.

Meeting Information
PEPCO HOLDINGS, INC.	Meeting Type: Annual Meeting
For holders as of: March 20, 2013
Date: May 17, 2013 Time: 10:00 AM ET
	Location:	Delmarva Power Conference Center 4100 South Wakefield Drive Newark, DE 19702

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report            2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:     sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an admission ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of 13 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified.

Nominees:

	01) Jack B. Dunn, IV 02) H. Russell Frisby, Jr. 03) Terence C. Golden 04) Patrick T. Harker 05) Frank O. Heintz 06) Barbara J. Krumsiek 07) George F. MacCormack	08) Lawrence C. Nussdorf 09) Patricia A. Oelrich 10) Joseph M. Rigby 11) Frank K. Ross 12) Pauline A. Schneider 13) Lester P. Silverman

2.	A proposal to approve, on an advisory basis, the Company's executive compensation.

3.	A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2013.

4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

Voting Instructions